Exhibit 10.6
TERM LOAN NOTE

$16,500,000.00	August 10, 2007
Chicago, Illinois
     FOR VALUE RECEIVED, DIVERSICARE LEASING CORP., a Tennessee corporation, DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company, DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company, DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company, DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company, DIVERSICARE BALLINGER, LLC, a Delaware limited liability company, DIVERSICARE DOCTORS, LLC, a Delaware limited liability company, DIVERSICARE ESTATES, LLC, a Delaware limited liability company, DIVERSICARE HUMBLE, LLC, a Delaware limited liability company, DIVERSICARE KATY, LLC, a Delaware limited liability company, DIVERSICARE NORMANDY TERRACE, LLC, a Delaware limited liability company, DIVERSICARE TEXAS I, LLC, a Delaware limited liability company, DIVERSICARE TREEMONT, LLC, a Delaware limited liability company, DIVERSICARE ROSE TERRACE, LLC, a Delaware limited liability company (such entities individually and collectively, the “Term Loan Borrower”), hereby jointly and severally promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”), at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of Sixteen Million Five Hundred Thousand and No/100 Dollars ($16,500,000.00), or such lesser principal sum as may then be owed by the Term Loan Borrower to the Lender hereunder, on or before August 10, 2012 (the “Stated Maturity Date”).
     THE INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE EARLIEST TO OCCUR OF (X) THE STATED MATURITY DATE; (Y) THE ACCELERATION OF THE LIABILITIES (AS DEFINED IN THE LOAN AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG THE BORROWER (AS DEFINED IN THE LOAN AGREEMENT (AS DEFINED BELOW)) AND THE LENDER (AS AMENDED OR MODIFIED FROM TIME TO TIME, THE “LOAN AGREEMENT”)) PURSUANT TO SECTION 11.2 OF THE LOAN AGREEMENT; AND (Z) THE TERMINATION OF THE LOAN AGREEMENT (WHETHER BY PREPAYMENT OR OTHERWISE) IN ACCORDANCE WITH ITS TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
     This Term Loan Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Stated Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement. Accrued interest on the Term Loan shall be due and payable and shall be made by the Term Loan Borrower to the Lender in accordance with Section 2.2 of the Loan Agreement. Interest payments on such Term Loan shall be computed using the interest rate then in effect pursuant to the Loan Agreement and based on the outstanding principal balance of the Term Loan.

The principal balance of the Term Loan shall be amortized over a ten (10) year period and shall be repaid in consecutive equal monthly installments of One Hundred Thirty Seven Thousand Five Hundred and No/100 Dollars ($137,500.00), together with interest accrued thereon, payable on the first day of each calendar month commencing on the first day of the calendar month immediately following the Closing Date and ending on the Stated Maturity Date, with a final payment of all remaining principal under, and all accrued and unpaid interest on, the Term Loan due and payable on the Credit Termination Date.
All payments on account of indebtedness evidenced by this Term Loan Note shall be first applied to interest on the unpaid balance and the remainder to principal, unless otherwise specified in the Loan Agreement. Payments of both principal and interest hereunder are to be made in same day or immediately available funds.
     This Term Loan Note is the Term Loan Note referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, as such Loan Agreement may from time to time be amended, supplemented, or modified, which terms and conditions are hereby made a part of this Term Loan Note to the same extent and with the same force and effect as if they were fully set forth herein.
     Upon the occurrence or existence of any Event of Default, including, without limitation, the failure to pay any principal, interest and/or fees in accordance with the terms set forth in the Loan Agreement, which shall constitute an Event of Default under this Term Loan Note, the Lender shall be entitled, at its sole option, to accelerate the then outstanding indebtedness hereunder and take such other action as may be provided for in the Loan Agreement, any Financing Agreements, or otherwise by law.
     The remedies of the holder hereof as provided in this Term Loan Note, in the Loan Agreement, and in any other Financing Agreements shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Term Loan Borrower, and/or against any Collateral or guarantor (including, without limitation, the Guarantor), at the sole discretion of the holder hereof.
     The Term Loan Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Term Loan Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Term Loan Note, and agrees that its liability shall be unconditional without regard to the liability of any other party or person and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof; and the Term Loan Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Term Loan Borrower or affecting the Term Loan Borrower’s liability hereunder.
     It being the intent of the Lender and the Term Loan Borrower that the rate of interest and all other charges to the Term Loan Borrower be lawful, if for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Term Loan Note would exceed the limit which the Lender may lawfully charge the Term Loan Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amounts in excess of such limit shall have been paid, then such amounts shall at the option of the

Lender either be refunded to the Term Loan Borrower or credited to the principal amount of this Term Loan Note so that under no circumstances shall the interest or other charges required to be paid by the Term Loan Borrower hereunder exceed the maximum rate allowed by law.
     The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof (and then only to the extent specifically set forth therein). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.
     Whenever possible, each provision of this Term Loan Note and the Loan Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Term Loan Note or the Loan Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Term Loan Note or the Loan Agreement.
     This Term Loan Note shall not be amended, supplemented or modified except pursuant to a writing signed by both Lender and Term Loan Borrower.
     Without limiting the expansiveness of any similar provision contained in the Loan Agreement, if at any time or times, Lender: (a) employs counsel in good faith for advice or other representation (i) with respect to this Term Loan Note, the Loan Agreement, any of the other Financing Agreements or any collateral securing this Term Loan Note, (ii) to represent Lender in any restructuring, workout, litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute or proceeding (whether instituted by Lender, Term Loan Borrower or any other person or entity) in any way or respect relating to this Term Loan Note, the Loan Agreement, any of the other Financing Agreements, any collateral securing this Term Loan Note or Term Loan Borrower’s affairs, or (iii) to enforce any rights of Lender against Term Loan Borrower; (b) takes any action to protect, collect, sell, liquidate or otherwise dispose of any collateral securing this Term Loan Note; and/or (c) attempts to or enforces any of Lender’s rights and remedies against Term Loan Borrower; the costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of the indebtedness evidenced by this Term Loan Note, payable by Term Loan Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses and costs include: court costs, reasonable attorneys’ fees and expenses, and accountants’ fees and expenses.
     Payment of this Term Loan Note is secured by the Collateral.
     Payment of this Note has been guaranteed by Advocat Inc., a Delaware corporation (“Guarantor”), under a certain Guaranty dated of even date herewith. It is a covenant and condition hereof that in case Guarantor shall be declared a bankrupt, or shall file a petition in voluntary bankruptcy, or under Title 11 of the United States Code, or under any similar State or Federal law, or Guarantor files any declaration, answer or pleading admitting Guarantor’s insolvency or inability to pay or discharge Guarantor’s liabilities, or if a trustee or a receiver is appointed for Guarantor, or for the property or estate of Guarantor, or should any court take jurisdiction of Guarantor’s property or estate or should Guarantor make an assignment for the benefit of Guarantor’s creditors, then upon the occurrence of any such event, the Lender or the holder of this Term Loan Note may declare that a default has occurred hereunder, and in consequences thereof the entire unpaid principal balance and all accrued and unpaid interest thereon shall be immediately due and payable; and in addition, the Lender or the holder of this Term Loan Note may avail itself of any other right or remedy reserved to it under or identified in the Loan Agreement and the Financing Agreements securing this Term Loan Note, and as provided in law or equity.
     The Term Loan Borrower shall use the proceeds represented by this Term Loan Note solely for proper business purposes, and consistently with all Applicable Laws and statutes. The Term Loan Borrower further covenants with the Lender that the Term Loan Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin security (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Term Loan Note will be used to purchase or carry any margin securities or to extend credit to others for the purpose of purchasing or carrying any margin securities.
     This Term Loan Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the Term Loan Borrower and its successors and permitted assigns. As used herein the term “Lender” shall mean and include the successors and assigns of the identified payee and the holder or holders of this Term Loan Note from time to time.
     THIS TERM LOAN NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     THE TERM LOAN BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:
     (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDED AND RESTATED TERM LOAN NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF;
     (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING (i) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME, (ii) THE RIGHT TO ASSERT OR IMPOSE ANY CLAIM, NONCOMPULSORY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT THEREOF IN SUCH PROCEEDING; PROVIDED, HOWEVER, THIS WAIVER DOES NOT PRECLUDE THE RIGHT TO ASSERT A DEFENSE IN SUCH ACTION OR PROCEEDING

OR TO ASSERT OR IMPOSE ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM WHICH THE TERM LOAN BORROWER WISHES TO PURSUE IN A SEPARATE PROCEEDING AT ITS SOLE COST AND EXPENSE, AND (iii) ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT THERETO; AND
     (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE TERM LOAN BORROWER AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE TERM LOAN BORROWER AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE TERM LOAN BORROWER IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE TERM LOAN BORROWER. SOLELY TO THE EXTENT PROVIDED BY APPLICABLE LAW, SHOULD THE TERM LOAN BORROWER, AFTER BEING SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE DELIVERY OR MAILING THEREOF, THE TERM LOAN BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE TERM LOAN BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. NOTHING HEREIN SHALL AFFECT THE LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE TERM LOAN BORROWER OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.
     THE TERM LOAN BORROWER (AND THE LENDER) HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS TERM LOAN NOTE, ANY OF THE FINANCING AGREEMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS TERM LOAN NOTE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS TERM LOAN NOTE AND THE FINANCING AGREEMENTS. THE LENDER AND THE TERM LOAN BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.
[Signature Page Follows.]

Exhibit 10.6
     IN WITNESS WHEREOF, the Term Loan Borrower has caused this Term Loan Note to be duly executed by its authorized officer as of the date first above written.

DIVERSICARE LEASING CORP., a Tennessee corporation

By: Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

By: Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE DOCTORS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ESTATES, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HUMBLE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE KATY, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE NORMANDY TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TEXAS I, LLC, a Delaware limited liability company

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TREEMONT, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ROSE TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: : Name:	/s/ Glynn Riddle Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer